UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GigCapital2, Inc.

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GIGCAPITAL2, INC.

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

TO THE STOCKHOLDERS OF GIGCAPITAL2, INC.:

You are cordially invited to attend a special meeting (the “special meeting”) of stockholders of GigCapital2, Inc. (the “Company,” “we,” “us” or “our”), to be held at 8:00 a.m., Pacific Time, on Monday, March 8, 2021. The special meeting will be held virtually, at https://www.cstproxy.com/gigcapital2/sm2021. At the special meeting, the stockholders will consider and vote upon the following proposal:

1.

To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (as amended by the Certificate of Amendment, dated December 8, 2020, our “charter”) to extend the date by which the Company must consummate a Business Combination (as defined below) (the “Extension”) from March 10, 2021 (the date which is 21 months from the closing date of the Company’s initial public offering of our units (the “IPO”)) to June 10, 2021 (the date which is 24 months from the closing date of the IPO) (the “Extended Date”).

The proposal is more fully described in the accompanying proxy statement.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

In the IPO, the Company issued and sold to the public, units of shares of common stock, warrants and rights. The Company also issued identical units or shares of common stock in a private placement to our Founders (as defined below). Since the IPO, holders of units have been able to break the units into their constituent securities, although not all holders of units have done so.

On November 20, 2020, the Company entered into a Business Combination Agreement with UpHealth Holdings, Inc., a Delaware corporation (“UpHealth”), and UpHealth Merger Sub, Inc., a Delaware corporation (“UpHealth Merger Sub”) (such business combination agreement, the “UpHealth BCA,” and such business combination, the “UpHealth Combination”). Also on November 20, 2020, the Company entered into a Business Combination Agreement with Cloudbreak Health, LLC, a Delaware limited liability company (“Cloudbreak”), Cloudbreak Merger Sub, LLC, a Delaware limited liability company (“Cloudbreak Merger Sub”), solely with respect to Section 7.15 thereof, Chirinjeev Kathuria and Mariya Pylypiv (collectively, the “UpHealth Significant Stockholders”) and UpHealth, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the Cloudbreak members (such business combination agreement, the “Cloudbreak BCA,” and such business combination, the “Cloudbreak Combination”). The purpose of the Extension Amendment is to provide the Company with sufficient time to satisfy the conditions to completion of the UpHealth Combination and the Cloudbreak Combination (such business combinations, the “UpHealth and Cloudbreak Combinations”) pursuant to the terms of the UpHealth BCA and the Cloudbreak BCA, respectively. The time frame for completing the review by the U.S. Securities and Exchange Commission (the “SEC”) of the Company’s previously filed combination prospectus/proxy statement on Form S-4 (the “Combination Proxy Statement”) and holding a stockholder meeting in accordance with Delaware law to seek approval of the UpHealth and Cloudbreak Combinations will extend beyond the March 10, 2021 deadline for completing a business combination transaction in the Company’s charter.

The Company’s IPO prospectus and charter originally provided that the Company had until December 10, 2020 (the date which was 18 months after the consummation of the IPO) to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”). On December 8, 2020, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation that extended the date by which the Company must consummate a business combination transaction from December 10, 2020 to March 10, 2021. The Board of Directors of the Company (the “Board”) currently believes that there will not be sufficient time before March 10, 2021, to complete the UpHealth and Cloudbreak Combinations. The purpose of the Extension Amendment is to provide the Company more time to complete the UpHealth and Cloudbreak Combinations, which the Board believes are in the best interests of our stockholders.

Among other things, the completion of the proposed UpHealth and Cloudbreak Combinations is subject to the satisfaction of the conditions set forth in the UpHealth BCA and the Cloudbreak BCA, including (i) the Company having an aggregate amount of cash and cash equivalents available from any sources of not less than $150,000,000, (ii) the completion of any required stock exchange and regulatory review, (iii) the approval of the transactions by the Company’s stockholders, UpHealth’s stockholders and Cloudbreak’s stockholders, (iv) UpHealth having consummated certain subsidiary acquisitions, (v) UpHealth having delivered certain financial statements to the Company and (vi) the receipt by UpHealth and Cloudbreak of any required third-party approvals. Accordingly, no assurances can be made that the proposed transactions will be consummated on the terms or timeframe currently contemplated, or at all. The Board believes that it is in the best interests of our stockholders to provide the Company more time to consummate the UpHealth and Cloudbreak Combinations. The Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of the UpHealth and Cloudbreak Combinations.

In connection with the Extension Amendment, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the UpHealth and Cloudbreak Combinations, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed the UpHealth and Cloudbreak Combinations by the Extended Date.

The Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.10 at the time of the special meeting. The closing price of the Company’s common stock on February 11, 2021, was $10.23. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment proposal is not approved and the Company does not consummate the UpHealth and Cloudbreak Combinations by March 10, 2021, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless in the event the Company winds up.

The affirmative vote of 65% of the Company’s outstanding common stock will be required to approve the Extension Amendment.

Our Board has fixed the close of business on February 3, 2021 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on the UpHealth and Cloudbreak Combinations at this time. If you are a public stockholder on the record date that will be set forth in the Combination Proxy Statement, you will have the right to vote on the UpHealth and Cloudbreak Combinations (and to exercise your redemption rights, if you so choose) when such proposals are submitted to our stockholders for approval.

After careful consideration of all relevant factors, our Board has determined that the proposal is advisable and recommends that you vote or give instruction to vote “FOR” the proposal.

Enclosed is the proxy statement containing detailed information concerning the proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the special meeting.

February 12, 2021	By Order of the Board of Directors,

/s/ Avi S. Katz
Avi S. Katz
Executive Chairman of the Board and Secretary

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Important Notice Regarding the Availability of Proxy Materials for a special Meeting of Stockholders to be held on March 8, 2021: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/gigcapital2/sm2021.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON MARCH 4, 2021, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

GIGCAPITAL2, INC.

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 8, 2021

A special meeting of stockholders (the “special meeting”) of GigCapital2, Inc. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 8:00 a.m., Pacific Time, on Monday, March 8, 2021. The special meeting will be held virtually, at https://www.cstproxy.com/gigcapital2/sm2021. At the special meeting, the stockholders will consider and vote upon the following proposal:

1.

To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (as amended by the Certificate of Amendment, dated December 8, 2020, our “charter”) to extend the date by which the Company must consummate a Business Combination (as defined below) (the “Extension”) from March 10, 2021 (the date which is 21 months from the closing date of the Company’s initial public offering of our units (the “IPO”)) to June 10, 2021 (the date which is 24 months from the closing date of the IPO) (the “Extended Date”).

This proxy statement is dated February 12, 2021, and is first being mailed to stockholders on or about that date.

In the IPO, the Company issued and sold to the public, units of shares of common stock, warrants and rights. The Company also issued identical units in a private placement to our Founders (as defined below). Since the IPO, holders of units have been able to break the units into their constituent securities, although not all holders of units have done so.

The purpose of the Extension Amendment is to provide the Company with sufficient time to satisfy the conditions to completion of the previously announced business combinations with UpHealth Holdings, Inc., a Delaware corporation (“UpHealth”) and Cloudbreak Health, LLC, a Delaware limited liability company (“Cloudbreak”), including the completion of the review by the U.S. Securities and Exchange Commission (the “SEC”) of the Company’s previously filed combination prospectus/proxy statement on Form S-4 (the “Combination Proxy Statement”) and the holding of a stockholder meeting in accordance with Delaware law to seek approval of the UpHealth and Cloudbreak Combinations (as defined below). On November 20, 2020, the Company entered into a Business Combination Agreement with UpHealth and UpHealth Merger Sub, Inc., a Delaware corporation (“UpHealth Merger Sub”) (such business combination agreement, the “UpHealth BCA,” and such business combination, the “UpHealth Combination”). Also on November 20, 2020, the Company entered into a Business Combination Agreement with Cloudbreak, Cloudbreak Merger Sub, LLC, a Delaware limited liability company (“Cloudbreak Merger Sub”), solely with respect to Section 7.15 thereof, Chirinjeev Kathuria and Mariya Pylypiv (collectively, the “UpHealth Significant Stockholders”) and UpHealth, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the Cloudbreak members (such business combination agreement, the “Cloudbreak BCA,” and such business combination, the “Cloudbreak Combination”). The time frame for completing the SEC’s review of the Combination Proxy Statement and seeking stockholder approval of the UpHealth Combination and the Cloudbreak Combination (such business combinations, the “UpHealth and Cloudbreak Combinations”) will extend beyond the March 10, 2021 deadline in the Company’s charter to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”).

On January 20, 2021, in support of the UpHealth and Cloudbreak Combinations, the Company entered into subscription agreements, each dated as of January 20, 2021 (the “PIPE Subscription Agreements”), with certain investors (collectively, the “PIPE Investors”), pursuant to which, among other things, the Company agreed to issue and sell to the PIPE Investors, in private placements to close immediately prior to the closing of the UpHealth and Cloudbreak Combinations, an aggregate of 3,000,000 shares of Common Stock at $10.00 per share, for an aggregate purchase price of $30,000,000. Also on January 20, 2021, the Company entered into subscription agreements, each dated as of January 20, 2021 (the “Convertible Note Subscription Agreements”), with certain investors (collectively, the “Convertible Note Investors”), pursuant to which, among other things, the Company agreed to issue and sell to the Convertible Note Investors, in private placements to close immediately prior to the closing of the UpHealth and Cloudbreak Combinations, convertible notes due in 2026 (“Convertible Notes”) for an aggregate purchase price of $255,000,000. The Convertible Notes are convertible into 22,173,913 shares of Common Stock at a conversion price of $11.50.

The Company’s IPO prospectus and charter originally provided that the Company had until December 10, 2020 (the date which was 18 months after the consummation of the IPO) to complete a business combination transaction. On December 8, 2020, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation that extended the date by which the Company must consummate a business combination transaction from December 10, 2020 to March 10, 2021.

Our board of directors (the “Board”) currently believes that there will not be sufficient time before March 10, 2021, to complete the UpHealth and Cloudbreak Combinations. The sole purpose of the Extension Amendment is to provide the Company more time to complete the UpHealth and Cloudbreak Combinations, which the Board believes are in the best interests of our stockholders.

Among other things, the completion of the proposed UpHealth and Cloudbreak Combinations is subject to the satisfaction of the conditions set forth in the UpHealth BCA and the Cloudbreak BCA, including (i) the Company having an aggregate amount of cash and cash equivalents available from any sources of not less than $150,000,000, (ii) the completion of any required stock exchange and regulatory review, (iii) the approval of the transactions by the Company’s stockholders, UpHealth’s stockholders and Cloudbreak’s stockholders, (iv) UpHealth having consummated certain subsidiary acquisitions, (v) UpHealth having delivered certain financial statements to the Company and (vi) the receipt by UpHealth and Cloudbreak of any required third-party approvals. Accordingly, no assurances can be made that the proposed transactions will be consummated on the terms or timeframe currently contemplated, or at all. The Board believes that it is in the best interests of our stockholders to provide the Company with more time to consummate the UpHealth and Cloudbreak Combinations. The Company intends to hold another meeting of stockholders prior to the Extended Date in order to seek stockholder approval of the UpHealth and Cloudbreak Combinations.

In connection with the Extension Amendment, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the UpHealth and Cloudbreak Combinations, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed the UpHealth and Cloudbreak Combinations by the Extended Date.

The Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.10 at the time of the special meeting. The closing price of the Company’s common stock on February 11, 2021, was $10.23. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment proposal is not approved and the Company does not consummate the UpHealth and Cloudbreak Combinations by March 10, 2021, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless in the event the Company winds up.

The affirmative vote of 65% of the Company’s outstanding common stock will be required to approve the Extension Amendment.

Our Board has fixed the close of business on February 3, 2021 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. On the record date, there were 21,665,119 outstanding shares of the Company’s common stock including 16,670,119 outstanding public shares. The Company’s rights and warrants do not have voting rights in connection with the proposal.

The Company’s sponsor, GigAcquisitions2, LLC, (the “Sponsor”), together with one of its underwriters, EarlyBirdCapital, Inc. (“EarlyBird”) and certain affiliates and employees of EarlyBird (the “EarlyBird Group”), and an affiliate of another of its underwriters, Northland Gig 2 Investment LLC, (“Northland Investment”) collectively make up the founders of the Company (the “Founders”). The Company’s Founders and its underwriter that is affiliated with Northland Investment, Northland Securities, Inc. (“Northland”) (collectively, the “initial stockholders”), have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock, including those included in our units issued to such initial stockholders, acquired directly from the Company. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event the Company winds up.

Our Sponsor, for which our Executive Chairman of the Board, Dr. Avi S. Katz, serves as the manager, has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.00 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third party claims. There is no assurance that our Sponsor will be able to satisfy its obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.10 (based on the amount expected to be in trust at the time of the special meeting). Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the UpHealth and Cloudbreak Combinations on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on the UpHealth and Cloudbreak Combinations through the Extended Date if the Extension Amendment is approved.

This proxy statement contains important information about the special meeting and the proposal. Please read it carefully and vote your shares.

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•	our ability to complete the UpHealth and Cloudbreak Combinations;

•	the anticipated benefits of the UpHealth and Cloudbreak Combinations;

•

our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving the UpHealth and Cloudbreak Combinations, as a result of which they would then receive expense reimbursements or other benefits;

•	our potential ability to obtain additional financing, if needed, to complete the UpHealth and Cloudbreak Combinations;

•	our public securities’ potential liquidity and trading;

•	the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; and

•	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposal to be considered at the special meeting.

The Company is a blank check company formed in 2019 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In June 2019, the Company consummated its IPO from which it derived gross proceeds of $150,000,000 (which ultimately increased to $172,500,000 after the underwriters exercised their over-allotment option). Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case, such certain date was originally December 10, 2020. On December 8, 2020, our stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation that extended the date by which the Company must consummate a business combination transaction from December 10, 2020 to March 10, 2021. Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete the UpHealth and Cloudbreak Combinations, as the Company will not be able to do so by March 10, 2021. Therefore, the Board is submitting the proposal described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposal:

1.	to amend our charter to extend the date by which the Company must consummate the UpHealth and Cloudbreak Combinations from March 10, 2021 to June 10, 2021.

What is the purpose of the Extension Amendment?

The purpose of the Extension Amendment is to provide the Company with sufficient time to complete the UpHealth and Cloudbreak Combinations. The completion of the proposed UpHealth and Cloudbreak Combinations is subject to the satisfaction of the conditions set forth in the UpHealth BCA and the Cloudbreak BCA, including (i) the Company having an aggregate amount of cash and cash equivalents available from any sources of not less than $150,000,000, (ii) the completion of any required stock exchange and regulatory review, (iii) the approval of the transactions by the Company’s stockholders, UpHealth’s stockholders and Cloudbreak’s stockholders, (iv) UpHealth having consummated certain subsidiary acquisitions, (v) UpHealth having delivered certain financial statements to the Company and (vi) the receipt by UpHealth and Cloudbreak of any required third-party approvals. Accordingly, no assurances can be made that the proposed transactions will be consummated on the terms or timeframe currently contemplated, or at all. The Board believes that it is in the best interests of our stockholders to provide the Company more time to consummate the UpHealth and Cloudbreak Combinations. The Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of the UpHealth and Cloudbreak Combinations. Approval of the Extension Amendment proposal is a condition to the implementation of the Extension.

If the Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating the UpHealth and Cloudbreak Combinations on or before the Extended Date.

The Company will not proceed with the Extension if redemptions of our public shares cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment proposal.

If the Extension Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved and the amount remaining in the trust account may be only a fraction of the approximately $168,000,000 (including interest but less the funds used to pay taxes) that was in the trust account as of January 31, 2021, which could impact the Company’s ability to consummate the UpHealth and Cloudbreak Combinations. As noted above, one of the conditions to the closing of the UpHealth and Cloudbreak Combinations is that the Company have an aggregate amount of cash and cash equivalents available from any sources of not less than $150,000,000. The amounts being raised pursuant to the subscriptions being made in the PIPE Subscription Agreements and the Convertible Note Subscription Agreements will satisfy this minimum cash closing condition. However, under the terms of the Convertible Note Subscription Agreements, a condition to the closing of the transactions contemplated by those agreements is that at least $50,000,000 of the $150,000,000 is from the trust account. In addition, the Cloudbreak BCA also provides that Cloudbreak may terminate the Cloudbreak BCA if the funds in the Company’s trust account are less than an aggregate amount of $125,000,000.

If the Extension Amendment proposal is not approved and the Company has not consummated the UpHealth and Cloudbreak Combinations, by March 10, 2021, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock, including those included in our units issued to such initial stockholders, acquired directly from the Company (the “Private Shares”). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

Why is the Company proposing the Extension Amendment proposal?

The Company’s amended charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before March 10, 2021. However, as the Company explains below, our Board currently believes that there will not be sufficient time before March 10, 2021, to complete the UpHealth and Cloudbreak Combinations. The Company needs additional time to complete the UpHealth and Cloudbreak Combinations.

The purpose of the Extension Amendment is to provide the Company with sufficient time to complete UpHealth and Cloudbreak Combinations, which our Board believes are in the best interests of our stockholders. The Company needs additional time to satisfy the conditions to completion of the UpHealth and the Cloudbreak Combinations. The time frame for completing the review by the SEC of the Company’s previously filed Combination Proxy Statement and holding a stockholder meeting in accordance with Delaware law to seek approval of the UpHealth and Cloudbreak Combinations will extend beyond the March 10, 2021 deadline in the charter for the Company to consummate a Business Combination. Upon completion of the SEC’s review of the Combination Proxy Statement, the Company intends to disseminate the Combination Proxy Statement to the Company’s stockholders and hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of the UpHealth and Cloudbreak Combinations.

Why should I vote for the Extension Amendment?

Our Board believes stockholders will benefit from the Company consummating the UpHealth and Cloudbreak Combinations and is proposing the Extension Amendment to extend the date by which the Company must complete the UpHealth and Cloudbreak Combinations until the Extended Date.

The Extension would give the Company the opportunity to complete the UpHealth and Cloudbreak Combinations.

The Company’s amended charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a Business Combination before March 10, 2021, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing the UpHealth and Cloudbreak Combinations, circumstances warrant providing those who believe they might find the UpHealth and Cloudbreak Combinations to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote in favor of the Extension Amendment but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the proposal.

The initial stockholders are not entitled to redeem the Private Shares. With respect to any shares purchased on the open market by the initial stockholders and the Company’s directors and their respective affiliates, such public shares may be redeemed. On the record date, the initial stockholders beneficially owned and were entitled to vote 4,995,000 Private Shares, including those held as a constituent part of Private Placement Units (as defined below) which reflects the number of shares acquired after the underwriter exercised its over-allotment option and which represents approximately 23.06% of the Company’s issued and outstanding common stock.

In addition, the Sponsor or the Company’s, UpHealth’s or Cloudbreak’s, executive officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the proposal?

Yes. After careful consideration of the terms and conditions of the proposal, the Board has determined that the proposal is in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment.

What vote is required to adopt the Extension Amendment?

Approval of the Extension Amendment will require the affirmative vote of holders of 65% of the Company’s outstanding common stock, including those shares held as a constituent part of our units, on the record date.

If the Extension Amendment is approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

What happens if I sell my GigCapital2 common stock or units before the special meeting?

The February 3, 2021 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your GigCapital2 common stock prior to the record date, you will have no right to vote those shares at the special meeting.

What if I don’t want to vote for the Extension Amendment proposal?

If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not anticipate seeking any further extension to consummate the UpHealth and Cloudbreak Combinations.

What happens if the Extension Amendment is not approved?

If the Extension Amendment is not approved and the Company has not consummated the UpHealth and Cloudbreak Combinations by March 10, 2021, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their Private Shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes.

If the Extension Amendment proposal is approved, what happens next?

The Company is continuing its efforts to complete the UpHealth and Cloudbreak Combinations, which will involve:

•	finalizing the Combination Proxy Statement that has been filed with the SEC;

•	distributing the Combination Proxy Statement to stockholders; and

•	holding a special meeting to consider the UpHealth and Cloudbreak Combinations.

The Company is seeking approval of the Extension Amendment because the Company will not be able to complete all of the tasks listed above prior to March 10, 2021. If the Extension Amendment is approved, the Company will seek stockholder approval of the UpHealth and Cloudbreak Combinations. If stockholders approve the UpHealth and Cloudbreak Combinations (which approval will be solicited at a future date at a special meeting different than the meeting addressed by this proxy statement), the Company expects to consummate the UpHealth and Cloudbreak Combinations as soon as possible following stockholder approval.

Upon approval by 65% of the common stock (including those shares held as a constituent part of our units) outstanding as of the record date of the Extension Amendment proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, common stock, public rights and public warrants will remain publicly traded.

If the Extension Amendment proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the Private Shares.

Would I still be able to exercise my redemption rights if I vote against the UpHealth and Cloudbreak Combinations?

Yes. Assuming you are a stockholder as of the record date for voting on the UpHealth and Cloudbreak Combinations, you will be able to vote on the UpHealth and Cloudbreak Combinations when they are submitted to stockholders. If you disagree with the UpHealth and Cloudbreak Combinations, you will retain your right to redeem your public shares upon consummation of the UpHealth and Cloudbreak Combinations, subject to any limitations set forth in the charter.

How do I attend the special meeting, and will I be able to ask questions?

The special meeting will be conducted virtually over the Internet. As a stockholder you will need your Control Number to join the meeting. You can obtain your Control Number from the Notice of the special meeting or the proxy card you received from Continental Stock Transfer & Trust Company, the Company’s transfer agent. If you hold your position through a bank or broker and would like to join the meeting you will need to contact Continental Stock Transfer at 917-262-2373, or www.proxy@continentalstock.com to obtain a control number. Any stockholder may attend, listen and vote during the virtual meeting. You will also be able to ask questions during that part of the meeting by clicking on the chat box and enter a question.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, Attn: Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The proposal for the approval of the Extension Amendment is a non-routine or “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the proposal for the Extension Amendment, which is a non-routine or “non-discretionary” proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on February 3, 2021, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 21,665,119 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust

Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the proposal?

The Company’s directors and executive officers have interests in the proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of Private Shares, rights and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment under the DGCL.

What happens to the Company’s rights and warrants if the Extension Amendment is not approved?

If the Extension Amendment is not approved and the Company has not consummated the UpHealth and Cloudbreak Combinations by March 10, 2021, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income earned on the trust account (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our rights or warrants, which will expire worthless in the event the Company wind up.

What happens to the Company rights and warrants if the Extension Amendment proposal is approved?

If the Extension Amendment proposal is approved, the Company will continue its efforts to consummate the UpHealth and Cloudbreak Combinations until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The rights and warrants will remain outstanding in accordance with their terms.

How do I redeem my shares of Company common stock?

If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve the UpHealth and Cloudbreak Combinations, or if the Company has not consummated the UpHealth and Cloudbreak Combinations by the Extended Date.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. EST on March 4, 2021. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on March 4, 2021, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 1004, Attn: Mark Zimkind, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares, public rights and Public Warrants (as defined below) prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, public rights and Public Warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my shares of Company common stock?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your the Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged MacKenzie Partners, Inc. (“MacKenzie Partners”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay MacKenzie Partners a fee of $9,000. The Company will also reimburse MacKenzie Partners for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposal or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

GigCapital2, Inc.

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

Attn: Avi S. Katz

Telephone: (650) 276-7040

You may also contact the Company’s proxy solicitor at:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Telephone: (212) 929-5500 (Call Collect)

or

Call Toll-Free: (800) 322-2885

Email: proxy@mackenziepartners.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

BACKGROUND

The Company

We are a Private-to-Public Equity (PPE) company, also known as a blank check company or a special purpose acquisition company, incorporated as a Delaware corporation on March 6, 2019 and formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization, exchangeable share transaction or other similar business transaction (a “Business Combination”) with one or more operating businesses or assets.

“Private-to-Public Equity (PPE)” is a trademark of an affiliate of the Company, GigFounders, LLC, used pursuant to agreement.

On June 10, 2019, we consummated our IPO of 15,000,000 units at a price of $10.00 per unit (the “units”), generating gross proceeds of $150,000,000. Each unit consists of one share of our common stock; one warrant to purchase one share of our common stock (“Public Warrant”), and one right to receive one-twentieth (1/20) of one share of our common stock upon the completion of a Business Combination. Each Public Warrant is exercisable for one share of common stock at a price of $11.50 per full share. Simultaneously with the closing of the IPO and the sale of the units, we consummated the private placement (the “Initial Private Placement”) of 492,500 units (the “Private Placement Units”), at a price of $10.00 per Private Placement Unit, with each of the Founders (the “Unit Purchase Agreements”). In addition, as part of the Initial Private Placement, we also sold 100,000 shares of our common stock (the “Private Underwriter Shares”), at a price of $10.00 per share, to Northland. In connection with the IPO on June 13, 2019, the underwriters exercised their over-allotment option in full, and purchased an aggregate of 2,250,000 units, generating gross proceeds of $22,500,000. Simultaneously with the closing of the sale of the additional units as a result of the exercise by the underwriters of their over-allotment option, we consummated a second private placement (which together with the Initial Private Placement, we refer to as the “Private Placement”), resulting in the sale of an additional 75,000 Private Placement Units at $10.00 per unit to the Founders, and an additional 20,000 Private Underwriter Shares at $10.00 per share to Northland. Among the Founders, the Sponsor purchased 481,250 Private Placement Units; EarlyBird and members of the EarlyBird Group collectively purchased 29,900 Private Placement Units and Northland Investment purchased 56,350 Private Placement Units. The Private Placement generated aggregate gross proceeds of $6,875,000. The Private Placement Units are substantially similar to the units, except for certain differences in the warrants included in the Private Placement Units (the “Private Placement Warrants”). Unlike the Public Warrants, if held by the original holder or its permitted transferees, the Private Placement Warrants (i) may be exercised for cash or on a cashless basis at such time as they become exercisable, (ii) are not redeemable by us, and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until thirty (30) days following the consummation of the UpHealth and Cloudbreak Combinations. If the Private Placement Warrants are held by holders other than its initial holders or their permitted transferees, the Private Placement Warrants will be redeemable by us and exercisable by holders on the same basis as the Public Warrants.

As of January 31, 2021, we had approximately $168,000,000 (including interest but less the funds used to pay taxes) in the trust account.

The mailing address of our principal executive office is 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, and its telephone number is (650) 276-7040.

The Proposed UpHealth and Cloudbreak Combinations

As previously announced, on November 23, 2020, we agreed to acquire UpHealth in the UpHealth Combination pursuant to the terms of the UpHealth BCA and to acquire Cloudbreak in the Cloudbreak Combination pursuant to the terms of the Cloudbreak BCA. Our Board believes that the UpHealth and Cloudbreak Combinations are compelling and the consummation thereof is in the best interests of our stockholders. We, UpHealth and

Cloudbreak are working to finalize the Combination Proxy Statement to seek stockholder approval of the UpHealth and Cloudbreak Combinations at a special meeting of our stockholders, and to ensure that such proxy statement satisfies all requirements of the SEC, and to otherwise satisfy the closing conditions in order to consummate the UpHealth and Cloudbreak Combinations. Under the current terms of our charter, this must be accomplished by March 10, 2021. Our Board believes that in order to be able to successfully complete the UpHealth and Cloudbreak Combinations, it is necessary and appropriate to obtain the Extension. As noted, the Extension would extend the date by which we must complete the UpHealth and Cloudbreak Combinations to the Extended Date, or June 10, 2021. Our Board has determined that it is in the best interests of our stockholders to extend the date by which we must complete the UpHealth and Cloudbreak Combinations to the Extended Date.

Subject to the terms and conditions contained in the UpHealth BCA, at the effective time of the UpHealth Business Combination, each share of UpHealth Common Stock will be canceled and converted into the right to receive a number of shares of Common Stock, par value $0.0001 per share, of GigCapital2 (the “GigCapital2 Common Stock”) equal to the Exchange Ratio (as defined in the UpHealth BCA). The Exchange Ratio will be equal to the Aggregate Merger Consideration (as defined in the UpHealth BCA) divided by the sum of the aggregate number of shares of UpHealth Common Stock issued and outstanding immediately prior to the effective time of the UpHealth Business Combination. Such Aggregate Merger Consideration shall not exceed 99,000,000 shares of GigCapital2 Common Stock, subject to certain adjustments, less the Thrasys Incentive Amount (as defined below). UpHealth and Innovations Group, Inc., a Utah corporation (“Innovations Group”) previously entered into a merger agreement for UpHealth to acquire Innovations Group. UpHealth also has previously entered into a share purchase agreement providing for the purchase of 99% or more of the equity interests of Glocal Healthcare Systems Private Limited, a company incorporated under the laws of India (“Glocal”), and UpHealth as of the date of entry into the UpHealth BCA owns approximately 43% of the equity interests of Glocal. The Aggregate Merger Consideration shall be reduced by approximately (a) 14,142,857 shares of GigCapital2 Common Stock, if upon the Closing (as defined below), UpHealth has not completed its acquisition of Innovations Group, and (b) 99,000 shares of GigCapital2 Common Stock for each 1.0% interest of Glocal that is below 90% and that is not yet acquired by UpHealth upon the Closing. Adjustments to the Aggregate Merger Consideration will further be made to the extent that the indebtedness at the closing of the UpHealth Business Combination of UpHealth and the Company Subsidiaries (as defined in the UpHealth BCA) less the cash and cash equivalents of UpHealth and the Company Subsidiaries as of immediately before such time is greater than $33,850,000 (excluding any Acquisition Promissory Notes). The Acquisition Promissory Notes are promissory notes previously issued by UpHealth for its acquisitions of Thrasys, Inc., a California corporation (“Thrasys”), Behavioral Health Services, LLC, a Missouri limited liability company (“Behavioral Health Services”), TTC Healthcare, Inc., a Delaware corporation (“TTC Healthcare”), and the interests in Glocal, or to be issued by UpHealth for its acquisition of Innovations Group, with a maximum aggregate principal amount of $86,200,000, of which $33,500,000 is due and payable on the date that is one business day after the Closing; provided, that such amount shall be reduced by $30,000,000, if upon the Closing, UpHealth has not completed its acquisition of Innovations Group. Two individuals who are officers of UpHealth, and were shareholders of Thrasys prior to its merger with UpHealth, will following the Closing, if he or she is a service provider to GigCapital2, UpHealth or any of the Company Subsidiaries as of the date of grant, be awarded restricted stock units of GigCapital2 (the “Thrasys Incentive Amount”). The Thrasys Incentive Amount that shall be eligible to be granted shall be (a) 32.016% multiplied by (b) 15.143% multiplied by (c) the Adjusted Aggregate Merger Incentive Amount (as defined in the UpHealth BCA). The Adjusted Aggregate Merger Incentive Amount shall be (a) $990,000,000, subject to certain adjustments, divided by (b) $10.00. In the event that either individual ceases to be a service provider to GigCapital2, UpHealth or any of the Company Subsidiaries as of the date of grant, the portion of the Thrasys Incentive Amount allocated to such individual will not be reallocated to the other individual. Such restricted stock units shall vest into shares of GigCapital2 Common Stock at the earlier of (i) the date that is one year after the Closing, (ii) the date on which the last sale price of GigCapital2 Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after the closing of the UpHealth Business Combination, or (iii) the date on which GigCapital2 completes a liquidation, merger, stock exchange or other similar transaction that results in all of the GigCapital2’s stockholders having the right to exchange their shares of GigCapital2 Common Stock for cash, securities or other property. If either of these individuals ceases to be a service provider to GigCapital2, UpHealth or any of the Company Subsidiaries prior to any vesting date, the unvested portion of the restricted stock units shall be cancelled and surrendered to GigCapital2.

Subject to the terms and conditions contained in the Cloudbreak BCA, at the effective time of the Cloudbreak Business Combination: (i) each Common Unit (as defined in the Cloudbreak BCA) (and the membership interests represented thereby) issued and outstanding immediately prior to the Closing shall be converted into the right to receive a number of shares of GigCapital2 Common Stock equal to the Common Unit Exchange Ratio (together with any Business Combination Share Adjustment, as defined below, to which each Common Unit is entitled, the “Common Unit Merger Consideration”); (ii) each Series A Preferred Unit (as defined in the Cloudbreak BCA) (and the membership interests represented thereby) issued and outstanding immediately prior to the Closing shall be converted into the right to receive a number of shares of GigCapital2 Common Stock equal to the Preferred Unit Exchange Ratio (in addition to any Business Combination Share Adjustment to which each Series A Preferred Unit is entitled); and (iii) each Option (as defined in the Cloudbreak BCA) that is outstanding and unexercised immediately prior to the Closing, whether vested or unvested, shall be assumed by GigCapital2 and converted into an option to purchase a number of shares of GigCapital2 Common Stock in an amount set forth on the Allocation Schedule, which amount shall be equal to the product of (i) the number of Common Units subject to such Option, multiplied by (ii) the Common Unit Exchange Ratio (as defined in the Cloudbreak BCA) (each such converted option, an “Exchanged Option”); provided, however, that any fractional share resulting from such multiplication shall be rounded up to the nearest whole share, and the Company shall pay to such Continuing Employee (as defined in the Cloudbreak BCA) a cash amount in respect of such fractional share on the next full payroll cycle following Closing. Each holder of Exchanged Options shall also be entitled to any Business Combination Share Adjustment made pursuant to the Cloudbreak BCA. Except as specifically agreed to otherwise or provided in the Cloudbreak BCA, following the Closing, each Exchanged Option shall continue to be governed by the same vesting and exercisability terms and otherwise substantially similar terms and conditions as were applicable to the corresponding former Option immediately prior to the Closing. Additionally, immediately prior to the Closing, each Common Warrant shall convert into Common Units in accordance with their terms. The aggregate number of shares of GigCapital2 Common Stock issuable at the Closing, and upon the exercise of all Exchanged Options on a net exercise basis, shall equal 11,000,000 shares of GigCapital2 Common Stock. Furthermore, in connection with the Closing, (i) GigCapital2 has agreed to repay or cause to be repaid on behalf of Cloudbreak certain debt obligations of Cloudbreak of approximately $28,500,000 and (ii) the Significant UpHealth Stockholders have agreed to subject 5,500,000 of their shares of GigCapital2 Common Stock (as adjusted for stock splits, combinations, reorganizations and the like) that they would receive upon the Closing as part of the UpHealth Business Combination to potential forfeiture and transfer (such transfer, the “Business Combination Share Adjustment”) to the Cloudbreak members in connection with a Valuation Shortfall on the 540th day from the date of the Closing (or if such day is not a business day, the following business day) (the “Measurement Date”) as provided in the Cloudbreak BCA. A Valuation Shortfall shall occur if the dollar volume-weighted average price for the GigCapital2 Common Stock on the New York Stock Exchange during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or if not available on Bloomberg, as reported by Morningstar (the “VWAP”) for the ten trading days preceding the Measurement Date (the “Reference VWAP”) is less than $13.64, and the amount of such Valuation Shortfall is the difference between $13.64 minus the Reference VWAP. In the event that a Valuation Shortfall occurs, the amount of shares of GigCapital2 Common Stock that the Significant UpHealth Stockholders shall forfeit to the Cloudbreak members will be the lesser of (i) the Adjustment Amount and (ii) 5,500,000 (or, if the Adjustment Amount equals 5,500,000, the Adjustment Amount). The Adjustment Amount means the quotient (rounded up to the nearest whole number) of (A) the Aggregate Valuation Shortfall, divided by (B) the Reference VWAP. The Aggregate Valuation Shortfall means the product of (A) the amount of the Valuation Shortfall, multiplied by (B) 11,000,000.

In furtherance of the UpHealth and Cloudbreak Combinations, on January 20, 2021, we entered into PIPE Subscription Agreements, each dated as of January 20, 2021, with the PIPE Investors, pursuant to which, among other things, we agreed to issue and sell to the PIPE Investors, in private placements to close immediately prior to the closing of the UpHealth and Cloudbreak Combinations, an aggregate of 3,000,000 shares of Common Stock at $10.00 per share, for an aggregate purchase price of $30,000,000.

Also on January 20, 2021, we entered into the Convertible Note Subscription Agreements, each dated as of January 20, 2021, with the Convertible Note Investors, pursuant to which, among other things, we agreed to issue and sell to the Convertible Note Investors, in private placements to close immediately prior to the closing of the UpHealth and Cloudbreak Combinations, the Convertible Notes due in 2026 for an aggregate purchase price of $255,000,000. The Convertible Notes are convertible into 22,173,913 shares of Common Stock at a conversion price of $11.50.

The Company and UpHealth cannot complete the UpHealth Business Combination unless the Company’s stockholders approve the UpHealth Business Combination, including the issuance of Common Stock to UpHealth equity holders as merger consideration and the issuance of shares of Common Stock to the PIPE Investors and the Convertible Notes to the Convertible Note Investors, and certain of the other proposals contained in the Combination Proxy Statement.

The Company and Cloudbreak cannot complete the Cloudbreak Business Combination unless the Company’s stockholders approve the UpHealth Business Combination and the Cloudbreak Business Combination, including the issuance of Common Stock to Cloudbreak equity holders as merger consideration and the issuance of shares of Common Stock to the PIPE Investors and the Convertible Notes to the Convertible Note Investors, and certain of the other proposals contained in the Combination Proxy Statement.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special meeting

A special meeting will be held at 8:00 a.m., Pacific Time, on Monday, March 8, 2021. The special meeting will be held virtually, at https://www.cstproxy.com/gigcapital2/sm2021.

Stockholders are being asked to vote on the following proposal:

1.	to amend our charter to extend the date by which the Company must consummate a Business Combination from March 10, 2021, to June 10, 2021.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on February 3, 2021, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. Our warrants and rights do not carry voting rights.

At the close of business on the record date, there were 21,665,119 outstanding shares of Company common stock entitled to vote, of which 4,995,000 were Private Shares, including those held as a constituent part of Private Placement Units.

Votes Required

Approval of the Extension Amendment proposal will require the affirmative vote of holders of 65% of the Company’s common stock outstanding on the record date.

If you do not vote (i.e., you “abstain” from voting on the proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

If you do not want the proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Dr. Raluca Dinu and Brad Weightman to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposal presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting. You will be given a ballot at the special meeting.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, MacKenzie Partners, at (212) 929-5500 (call collect), (800) 322-2885 (call toll-free), or by sending an email to proxy@mackenziepartners.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Secretary at GigCapital2, Inc., 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposal being presented to stockholders at the special meeting. The Company has agreed to pay MacKenzie Partners a fee of $9,000. The Company will also reimburse MacKenzie Partners for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The

Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact MacKenzie Partners at:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Telephone: (212) 929-5500 (Call Collect)

or

Call Toll-Free: (800) 322-2885

Email: proxy@mackenziepartners.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposal to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303. Our telephone number at such address is (650) 276-7040.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of January 31, 2021, with respect to the beneficial ownership of our common stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our management team that beneficially owns shares of common stock; and

•	all our management team as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the rights included in our units or the private placement warrants as these rights and warrants are not convertible or exercisable, respectively, within 60 days of January 31, 2021.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Common Stock (2)
GigAcquisitions2, LLC (3)	4,500,237	(4)	20.77%
Dr. Avi S. Katz (3)	4,500,237		20.77%
Dr. Raluca Dinu	—		—
Brad Weightman	—		—
Neil Miotto	—		—
John Mikulsky	—		—
Gil Frostig	—		—
All directors and officers as a group (6 individuals)	4,500,237		20.77%
UBS O’Connor LLC (5)	1,158,400		5.35%

(1)	Unless otherwise indicated, the business address of each of the individuals is 1731 Embarcadero Road, Suite 200, Palo Alto, CA 94303.
(2)	Based on 21,665,119 shares of common stock outstanding as of January 31, 2021.
(3)

Represents shares held by our Sponsor. The shares held by our Sponsor are beneficially owned by Dr. Avi Katz, our Executive Chairman and Secretary, and the manager of our Sponsor, who has sole voting and dispositive power over the shares held by our Sponsor.

(4)	Does not include 481,250 shares of common stock underlying warrants or 24,063 shares of common stock underlying rights that are not exercisable within 60 days.
(5)	Based on the Schedule 13G filed by UBS O’Connor LLC with the SEC on February 13, 2020. The business address reported is One North Wacker Drive, 32nd Floor, Chicago, Illinois 60606.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate the UpHealth and Cloudbreak Combinations to the Extended Date.

The purpose of the Extension Amendment is to provide the Company with sufficient time to satisfy the conditions to completion of the UpHealth and Cloudbreak Combinations pursuant to the terms of the UpHealth BCA and the Cloudbreak BCA, respectively. The time frame for completing the review by the SEC of the Company’s previously filed combination prospectus/proxy statement and holding a stockholder meeting in accordance with Delaware law to seek approval of the UpHealth and Cloudbreak Combinations will extend beyond the March 10, 2021 deadline in the Company’s charter.

Approval of the Extension Amendment proposal is a condition to the implementation of the Extension.

If the Extension Amendment proposal is not approved and the Company has not consummated the UpHealth and Cloudbreak Combinations by March 10, 2021, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s IPO prospectus and charter originally provided that the Company initially had until December 10, 2020 (the date which was 18 months after the consummation of the IPO) to complete a Business Combination. On December 8, 2020, the Company’s stockholders approved an amendment to its charter that extended the date by which the Company must consummate a Business Combination from December 10, 2020 to March 10, 2021.

This is not sufficient time to complete the UpHealth and Cloudbreak Combinations. Because the Company will not be able to complete the UpHealth and Cloudbreak Combinations by March 10, 2021, the Company has determined to seek stockholder approval to extend the time for closing the UpHealth and Cloudbreak Combinations beyond March 10, 2021, to the Extended Date. The purpose of the Extension Amendment is to provide the Company with sufficient time to complete the UpHealth and Cloudbreak Combinations, which our Board believes are in the best interests of our stockholders. The Company needs sufficient time to satisfy the conditions to completion of the UpHealth and the Cloudbreak Combinations. The time frame for completing the review by the SEC of the Company’s previously filed Combination Proxy Statement and holding a stockholder meeting in accordance with Delaware law to seek approval of the UpHealth and Cloudbreak Combinations will extend beyond the March 10, 2021 deadline in the charter for the Company to consummate a Business Combination.

Upon preparation of the Combination Proxy Statement, the Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of a potential Business Combination. Therefore, the Company is not asking you to vote on the UpHealth and Cloudbreak Combinations at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the UpHealth and Cloudbreak Combinations and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest, divided by the number of then outstanding public shares, in the event the UpHealth and Cloudbreak Combinations is approved and completed or the Company has not consummated the UpHealth and Cloudbreak Combinations by the Extended Date.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a Business Combination before March 10, 2021, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment is not approved and the Company has not consummated the UpHealth and Cloudbreak Combinations by March 10, 2010, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not released to the Company to pay franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their Private Shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless if the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment is not approved, the trust account will be liquidated as described above.

If the Extension Amendment is Approved

If the Extension Amendment is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock, public rights and public warrants will remain publicly traded. The Company will then continue to work to consummate the UpHealth and Cloudbreak Combinations by the Extended Date.

You are not being asked to vote on the UpHealth and Cloudbreak Combinations at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the UpHealth and Cloudbreak Combinations when they are submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event the UpHealth and Cloudbreak Combinations is approved and completed or the Company has not consummated the UpHealth and Cloudbreak Combinations by the Extended Date.

If the Extension Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved, and the amount remaining in the trust account may be only a fraction of the $174,284,387 (including interest but less the funds used to pay taxes) that was in the trust account as of September 30, 2020. However, the Company will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment proposal.

Redemption Rights

If the Extension Amendment proposal is approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the UpHealth and Cloudbreak Combinations, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed the UpHealth and Cloudbreak Combinations by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON MARCH 4, 2021. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(iii)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(iv)

prior to 5:00 p.m., Eastern Time, on March 4, 2021, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 1004, Attn: Mark Zimkind, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of February 11, 2021, this would amount to approximately $10.10 per share. The closing price of the common stock on February 11, 2021, the most recent closing price, was $10.23.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who hold their shares as a “capital asset,” as defined in the Code. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes or investors therein, U.S. Holders (as defined below) whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, U.S. Holders subject to special accounting rules under Section 451(b) of the Code, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

U.S. Holders

A stockholder is a U.S. Holder for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person. A U.S. Holder includes an individual who satisfies the substantial presence test. The substantial presence test is satisfied if an individual is physically present in the U.S. for at least 31 days during the current year, and 183 days during the 3-year period that includes the current year and the 2 years immediately before that, counting (1) all the days such individual was present in the current year, (2) 1/3 of the days such individual was present in the prior year, and (3) 1/6 of the days such individual was present in the year before that. An exception may apply under certain conditions if the individual is present for fewer than 183 days in the taxable year and has a tax home in and a closer connection with a foreign country than with the United States. Other exceptions may apply, including tax treaty based exceptions.

A U.S. Holder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will be considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If redemption of shares is treated as a Sale, the U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A U.S. Holder’s adjusted tax basis in the redeemed shares generally will equal the U.S. Holder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. Holder.

A redemption will be treated as a Sale with respect to a U.S. Holder if the redemption of the U.S. Holder’s shares (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. In determining whether any of these tests has been met, each U.S. Holder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A U.S. Holder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any U.S. Holder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.

In general, a distribution to a U.S. Holder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the U.S. Holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such U.S. Holder before the redemption. Whether the redemption will result in a more than 20% reduction in a U.S. Holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering U.S. Holders that are redeemed pursuant to the Election.

Even if the redemption of a U.S. Holder’s shares in connection with the Extension Amendment is not treated as a Sale under either the “complete termination” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that U.S. Holder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority U.S. Holder in a publicly held corporation who exercises no control over and does not participate in the management of the corporation may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. Holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a U.S. Holder, amounts received in exchange for the U.S. Holder’s redeemed shares will be taxable to the U.S. Holder as a “dividend” to the extent of such U.S. Holder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. Holder (to the extent of the U.S. Holder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the U.S. Holder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. Holder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such U.S. Holder. If the redemption is treated as a dividend but the U.S. Holder has not retained any actually owned shares, the U.S. Holder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Non-U.S. Holders

A stockholder is a Non-U.S. Holder for U.S. federal income tax purposes if such stockholder is not a U.S. Holder.

If a redemption of a Non-U.S. Holder’s shares is treated as a Distribution, as discussed above under the section entitled “U.S. Holders,” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described below.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

If a redemption of a Non-U.S. Holder’s shares is treated as a Sale, as discussed above under the section entitled “U.S. Holders,” a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on such Sale, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States);

•

such Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a “tax home” in the United States; or

•

the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower applicable treaty rate). If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a rate of 30%. Note that a non-U.S. individual physically present in the U.S. for 183 days or more during a taxable year generally satisfies the substantial presence test, is taxable as a U.S. resident, and therefore is a U.S. Holder. If a non-U.S. individual has a special visa status, he or she may be a Non-U.S. Holder despite being physically present in the U.S. for 183 days or more.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the Sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. The Company believes that it is not and has not been at any time since our formation a United States real property holding corporation.

Notwithstanding the foregoing, even if a redemption of a Non-U.S. Holder’s shares may be treated as other than a dividend for U.S. federal income tax purposes, to the extent withholding would be required if such redemption were treated as a dividend, the Company or another applicable withholding agent may withhold as if the redemption were treated as a dividend. In such event, a Non-U.S. Holder may seek a refund from the IRS with respect to withholdings on amounts in excess of the portion (if any) treated as a dividend for U.S. federal income tax purposes. Non-U.S. Holders should consult their tax advisors on how to obtain a refund of any excess withholding.

Information Reporting and Backup Withholding

Gross proceeds from the redemption of shares in connection with the approval of the Extension Amendment may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering U.S. Holder (or other payee) must either (i) provide to the Company such U.S. Holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. Holder is awaiting a TIN) and certify that (A) such U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. Holder that such U.S. Holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. Holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering U.S. Holders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering U.S. Holder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such U.S. Holder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

FATCA

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (which term includes most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles) and certain other foreign entities must comply with certain information reporting rules with respect to their U.S. account holders and investors. A foreign financial institution or such other foreign entity that does not comply with the FATCA reporting requirements generally will be subject to a 30% withholding tax with respect to any “withholdable payments.” For this purpose, withholdable payments generally include U.S.-source payments otherwise subject to nonresident withholding tax (e.g., U.S.-source dividends, including the proceeds of a redemption treated as a Distribution) and also include the entire gross proceeds from the sale of any stock of U.S. issuers (including a redemption treated as a Sale), even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). The IRS recently issued proposed Treasury Regulations that would eliminate the application of this regime with respect to payments of gross proceeds (but not interest (including any original issue discount), dividends, rents, salaries, wages, premiums, annuities, compensations, remunerations, emoluments, and other fixed or determinable annual or periodical gains, profits, and income). Pursuant to these proposed Treasury Regulations, the Company and any applicable withholding agent may (but are not required to) rely on this proposed change to FATCA withholding until final regulations are issued.

The Company will not pay any additional amounts to redeeming stockholders in respect of any amounts withheld, including pursuant to FATCA. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes. Stockholders are urged to consult with their own tax advisors regarding the effect, if any, of the FATCA provisions to them based on their particular circumstances.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding common stock is required to approve the Extension Amendment. If the Extension Amendment is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 4,995,000 Private Shares, including those that are a constituent security to a Private Placement Unit, representing approximately 23.06 % of the Company’s issued and outstanding common stock.

In addition, the Founders, or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Extension Amendment is not approved and the Company does not consummate the UpHealth and Cloudbreak Combinations by March 10, 2021, in accordance with our charter, the 4,500,237 Private Shares, including those that are a constituent security to a Private Placement Unit, which were acquired directly from the Company, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares), as will the Private Placement Warrants and the rights that are also constituent securities of Sponsor’s Private Placement Units as they will expire. Such common stock, warrants and rights had an aggregate market value of approximately $11.781 based on the last sale price of $10.23, $1.18 and $0.371, respectively, on the NYSE on February 11, 2021;

•

The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.00 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act;

•

All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the UpHealth and Cloudbreak Combinations. If the UpHealth and Cloudbreak Combinations are not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve the UpHealth and Cloudbreak Combinations and some are expected to continue to serve following the UpHealth and Cloudbreak Combinations as discussed above and receive compensation thereafter; and

•	The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate the UpHealth and Cloudbreak Combinations, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if the UpHealth and Cloudbreak Combinations are not completed.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment proposal.

Our Board recommends that you vote “FOR” the Extension Amendment proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

STOCKHOLDER PROPOSALS

You may submit proposals, including recommendations of director candidates, for consideration at future annual meetings of stockholders. Our bylaws provide for advance notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. For the 2021 annual meeting of stockholders (the “2021 annual meeting”), such nominations or proposals, other than those made by or at the direction of the Board, must be submitted in writing and received by our Secretary at our principal executive offices located at 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders (December 3, 2021); provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. Such nominations or proposals also must comply with all applicable requirements of the rules and regulations of the SEC. The presiding officer of the stockholder meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our bylaws. If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, such proposal will be disregarded.

In addition, for a stockholder proposal to be considered for inclusion in our proxy statement for the 2021 annual meeting, the proposal must be submitted in writing and received by our Secretary at our principal executive offices at the address above a reasonable time before the Company begins to print and send our proxy materials for the 2021 annual meeting.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Secretary at our principal executive offices at the address above. All notices of proposals by stockholders, whether or not to be considered for inclusion in our proxy materials, should be sent to our Secretary at our principal executive offices.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, (650) 276-7040, Attn: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting us at the following address or telephone number:

GigCapital2, Inc.

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

Tel: (650) 276-7040

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Telephone: (212) 929-5500 (Call Collect)

or

Call Toll-Free: (800) 322-2885

Email: proxy@mackenziepartners.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than, Tuesday, March 2, 2021.

ANNEX A

PROPOSED SECOND CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GIGCAPITAL2, INC.

GigCapital2, Inc., a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.    The name of the corporation is GigCapital2, Inc. The corporation was originally incorporated pursuant to the DGCL on March 6, 2019, under the name of GigCapital2, Inc.

2.    The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was March 6, 2019. The date of filing of the corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was June 5, 2019, and the date of filing of a Certificate of Amendment thereto with the Secretary of State of the State of Delaware was December 8, 2020 (as amended, the “Amended and Restated Certificate of Incorporation”).

3.    The Board of Directors of the corporation has duly adopted resolutions setting forth proposed amendments to the Amended and Restated Certificate of Incorporation of the corporation, declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED, that Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation of the corporation is amended and restated to read in its entirety as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on May 9, 2019, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 24 months from the closing of the Offering, and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to the Corporation’s pre-initial Business Combination activity and related stockholders’ rights (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Founders (as such term is defined in the Registration Statement), officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

RESOLVED FURTHER, that Section 9.2(d) of Article IX of the Amended and Restated Certificate of Incorporation of the corporation is amended and restated to read in its entirety as follows:

“In the event that the Corporation has not consummated an initial Business Combination within 24 months from the closing of the Offering, the Corporation shall (i) cease all operations except for the purpose of winding up,

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(ii) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

4.    That thereafter, said amendment was duly adopted by the affirmative vote of the holders of at least sixty-five percent (65%) of the stock entitled to vote at a special meeting of stockholders in accordance with the provisions of Sections 222 and 242 of the DGCL.

IN WITNESS WHEREOF, the corporation has caused this Second Certificate of Amendment to be signed this [●] day of March, 2021.

Dr. Raluca Dinu
Chief Executive Officer

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PROXY

GigCapital2, Inc.

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

SPECIAL MEETING OF STOCKHOLDERS

MARCH 8, 2021

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

GIGCAPITAL2, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

MARCH 8, 2021

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders (the “Special Meeting”) and accompanying Proxy Statement, dated February 12, 2021, in connection with the Special Meeting to be held on Monday, March 8, 2021 at 8:00 a.m., Pacific Time, virtually at https://www.cstproxy.com/gigcapital2/sm2021, and hereby appoints Raluca Dinu and Brad Weightman, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock, of GigCapital2, Inc. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL CONSTITUTING THE EXTENSION AMENDMENT CONSISTING OF PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on Monday, March 8, 2021: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/gigcapital2/sm2021.

	FOR	AGAINST	ABSTAIN
Proposal 1 – Extension Amendment
Amend the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a Business Combination from March 10, 2021 to June 10, 2021.	☐	☐	☐

Date:                 , 2021

Stockholder’s Signature

Stockholder’s Signature (if held jointly)

Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.